                                                                 Exhibit 10.130c
                                                                   Tiffany & Co.
                                                             Report on Form 10-K

                               INCREASE SUPPLEMENT

      INCREASE SUPPLEMENT, dated as of September 28, 2004, to the Credit Agreement, dated as of November 5, 2001, among Tiffany & Co., Tiffany and Company, Tiffany & Co. International, the other Borrowers party thereto, the Lenders party thereto, and The Bank of New York, as Administrative Agent (as amended and in effect on the date hereof, the "Credit Agreement"). Capitalized terms used herein which are not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement.

      1. Pursuant to Section 2.7(c) of the Credit Agreement, the Parent hereby requests each Lender to increase its Core Currency Commitment as more specifically set forth below such that, immediately after giving effect to this Increase Supplement, the Aggregate Core Currency Commitments shall be $194,000,000 and the Aggregate Individual Currency Commitments shall remain at $56,000,000.

      2. Upon the effectiveness of this Increase Supplement, each of the Lenders shall be deemed to have increased its Core Currency Commitment as follows:

-----------------------------------------------------------------------------------------------
LENDER                           CORE CURRENCY          CORE CURRENCY        AMOUNT OF INCREASE
                                 COMMITMENT             COMMITMENT           OF CORE CURRENCY
                                 (BEFORE GIVING         (AFTER GIVING        COMMITMENT
                                 EFFECT TO THIS         EFFECT TO THIS
                                 INCREASE               INCREASE
                                 SUPPLEMENT)            SUPPLEMENT)
-----------------------------------------------------------------------------------------------
The Bank of New York             $28,750,000            $37,500,000          $8,750,000
-----------------------------------------------------------------------------------------------
ABN AMRO Bank N.V.               $20,000,000            $28,250,000          $8,250,000
-----------------------------------------------------------------------------------------------
JPMorgan Chase Bank              $16,250,000            $24,500,000          $8,250,000
-----------------------------------------------------------------------------------------------
Mizuho Corporate Bank, Ltd.      $34,750,000            $43,000,000          $8,250,000
-----------------------------------------------------------------------------------------------
U.S. Bank, National Association  $10,500,000            $18,750,000          $8,250,000
-----------------------------------------------------------------------------------------------
Fleet National Bank/Fleet        $33,750,000            $42,000,000          $8,250,000
Precious Metals Inc.
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
TOTAL                            $144,000,000           $194,000,000         $50,000,000
-----------------------------------------------------------------------------------------------

      3. Upon the effectiveness of this Increase Supplement, Exhibit A-1 and Exhibit A-2 attached hereto shall replace Exhibit A-1 and Exhibit A-2 to the Credit Agreement.

      4. This Increase Supplement shall become effective upon receipt by the Administrative Agent of:

            a) a copy of this Increase Supplement executed by the Administrative Agent, the Issuing Bank, the Swing Line Lender and each Lender; and

            b) a fee for the account of each Lender in an amount equal to five basis points (0.05%) of the amount of the increase in such Lender's Core Currency Commitment as shown in Paragraph 2 above.

      5. Upon the effectiveness of this Increase Supplement each Lender shall
(i) be deemed to have entered into a master assignment and acceptance agreement with respect to its Core Currency Commitment and outstanding Revolving Loans and
(ii) make the necessary payment to the Administrative Lender to reflect the assignment to it of Revolving Loans, in each case as contemplated by Section 2.7(c)(C) of the Credit Agreement.

      6. Each Borrower shall compensate each Lender in accordance with Section
3.5 of the Credit Agreement for all reasonable losses, expenses and liabilities incurred by such Lender as a result of the increases contemplated herein.

      7. The Parent hereby represents and warrants to the Administrative Agent and each Lender that, at the time of and immediately after giving effect to this Increase Supplement, no Default or Event of Default shall have occurred and be continuing and each of the representations and warranties contained in the Credit Agreement are true and correct with the same effect as though such representations and warranties had been made both immediately before and after giving effect to this Increase Supplement except to the extent that any representation or warranty under Section 4.1 of the Credit Agreement expressly relates to an earlier date.

                            [signature pages follow]

                                     TIFFANY

                               INCREASE SUPPLEMENT


      IN WITNESS WHEREOF, this Increase Supplement has been executed and delivered as of the day and year first above written.


                                  TIFFANY & CO., a Delaware corporation


                                  By:      /s/ James N. Fernandez
                                     -------------------------------------------
                                  Name:    James N. Fernandez
                                       -----------------------------------------
                                  Title:   Executive Vice President and Chief
                                        ----------------------------------------
                                           Financial Officer

                                        ----------------------------------------

                                  TIFFANY AND COMPANY, a New York corporation


                                  By:      /s/ Patrick B. Dorsey
                                     -------------------------------------------
                                  Name:    Patrick B. Dorsey
                                       -----------------------------------------
                                  Title:   Senior Vice President, General
                                        ----------------------------------------
                                           Counsel and Secretary
                                        ----------------------------------------


                                  TIFFANY & CO. INTERNATIONAL, a Delaware
                                  corporation


                                  By:      /s/ Patrick B. Dorsey
                                     -------------------------------------------
                                  Name:    Patrick B. Dorsey
                                       -----------------------------------------
                                  Title:   Vice President and Secretary
                                        ----------------------------------------

                                     TIFFANY

                               INCREASE SUPPLEMENT


                                  SOCIETE FRANCAISE POUR LE DEVELOPMENT DE LA
                                  PORCELAINE D'ART (S.A.R.L.), a French
                                  corporation


                                  By:      /s/ James N. Fernandez
                                     -------------------------------------------
                                  Name:    James N. Fernandez
                                       -----------------------------------------
                                  Title:   Authorized Signatory
                                        ----------------------------------------


                                  TIFFANY & CO. ITALIA S.P.A., an Italian
                                  corporation


                                  By:      /s/ James N. Fernandez
                                     -------------------------------------------
                                  Name:    James N. Fernandez
                                       -----------------------------------------
                                  Title:   Attorney in Fact
                                        ----------------------------------------


                                  TIFFANY & CO. JAPAN INC., a Delaware
                                  corporation


                                  By:      /s/ Patrick B. Dorsey
                                     -------------------------------------------
                                  Name:    Patrick B. Dorsey
                                       -----------------------------------------
                                  Title:   Vice President and Secretary
                                        ----------------------------------------


                                  TIFFANY & CO. PTE., LTD., a Singapore
                                  corporation


                                  By:      /s/ James N. Fernandez
                                     -------------------------------------------
                                  Name:    James N. Fernandez
                                       -----------------------------------------
                                  Title:   Authorized Signatory
                                        ----------------------------------------


                                  TIFFANY & CO., a United Kingdom corporation


                                  By:      /s/ James N. Fernandez
                                     -------------------------------------------
                                  Name:    James N. Fernandez
                                       -----------------------------------------
                                  Title:   Chief Financial Officer
                                        ----------------------------------------

                                     TIFFANY

                               INCREASE SUPPLEMENT


                                  TIFFANY & CO. WATCH CENTER AG, a Swiss
                                  corporation


                                  By:      /s/ James N. Fernandez
                                     -------------------------------------------
                                  Name:    James N. Fernandez
                                       -----------------------------------------
                                  Title:   Authorized Signatory
                                        ----------------------------------------


                                  TIFFANY KOREA LTD., a Korean corporation


                                  By:      /s/ James N. Fernandez
                                     -------------------------------------------
                                  Name:    James N. Fernandez
                                       -----------------------------------------
                                  Title:   Chief Financial Officer
                                        ----------------------------------------


                                  TIFFANY & CO. MEXICO, S.A. de C.V., a Mexican corporation

                                  By:      /s/ James N. Fernandez
                                     -------------------------------------------
                                  Name:    James N. Fernandez
                                       -----------------------------------------
                                  Title:   Vice President
                                        ----------------------------------------


                                  TIFFANY & CO. OF NEW YORK LIMITED, a Hong Kong corporation

                                  By:      /s/ James N. Fernandez
                                     -------------------------------------------
                                  Name:    James N. Fernandez
                                       -----------------------------------------
                                  Title:   Attorney by a Power of Attorney
                                        ----------------------------------------


                                  SINDAT LIMITED, a Hong Kong corporation


                                  By:      /s/ James N. Fernandez
                                     -------------------------------------------
                                  Name:    James N. Fernandez
                                       -----------------------------------------
                                  Title:   Attorney by a Power of Attorney
                                        ----------------------------------------

                                     TIFFANY

                               INCREASE SUPPLEMENT


AGREED:

THE BANK OF NEW YORK,
as Administrative Agent, Issuing Bank,
Swing Line Lender and as a Lender

By: /s/ Johna M. Fidanza
   ---------------------------------------
Name: Johna M. Fidanza
     -------------------------------------
Vice President
------------------------------------------


ABN AMRO BANK N.V

By:      /s/ Ronald C. Spurga                        /s/ Frederick G. Jennings
   ---------------------------------------
Name:    Ronald C. Spurga                            Frederick G. Jennings
     -------------------------------------
Title:   Vice President                              Vice President
      ------------------------------------


JPMORGAN CHASE BANK

By:      /s/ Wendy Segal
   ---------------------------------------
Name:    Wendy Segal
     -------------------------------------
Title:   Vice President
      ------------------------------------


MIZUHO CORPORATE BANK, LTD.

By:      /s/ Bertram H. Tang
   ---------------------------------------
Name:    Bertram H. Tang
     -------------------------------------

Title:   Senior Vice President & Team Leader
      --------------------------------------


U.S. BANK, NATIONAL ASSOCIATION

By:      /s/ John Franceschi
   ---------------------------------------
Name:    John Franceschi
     -------------------------------------
Title:   Vice President
      ------------------------------------


FLEET NATIONAL BANK/
FLEET PRECIOUS METALS INC.

By:      /s/ Richard M. Seufert
   ---------------------------------------
Name:    Richard M. Seufert
     -------------------------------------
Title:   Sr. Vice President
      ------------------------------------

                               TIFFANY EXHIBIT A-1

                        LIST OF CORE CURRENCY COMMITMENTS


-----------------------------------------------------------------------------------
                                     CORE             CORE CURRENCY      AGGREGATE
LENDER                               CURRENCY         COMMITMENT         COMMITMENT
                                     COMMITMENT       PERCENTAGE         PERCENTAGE
-----------------------------------------------------------------------------------
The Bank of New York                 $37,500,000      %19.32989691       %21.00
-----------------------------------------------------------------------------------
ABN AMRO Bank N.V.                   $28,250,000      %14.56185567       %13.30
-----------------------------------------------------------------------------------
JPMorgan Chase Bank                  $24,500,000      %12.62886598       %18.80
-----------------------------------------------------------------------------------
Mizuho Corporate Bank, Ltd.          $43,000,000      %22.16494845       %18.80
-----------------------------------------------------------------------------------
U.S. Bank, National Association      $18,750,000      % 9.66494845       % 9.30
-----------------------------------------------------------------------------------
Fleet National Bank/                 $42,000,000      %21.64948454       %18.80
Fleet Precious Metals Inc.
-----------------------------------------------------------------------------------
TOTAL                                $194,000,000     100%               100%
                                     ============     ====               ====
-----------------------------------------------------------------------------------

                               TIFFANY EXHIBIT A-2

                     LIST OF INDIVIDUAL CURRENCY COMMITMENTS


AUSTRALIAN DOLLARS
------------------

     Lender                                       Individual Currency Commitment
     ------                                       ------------------------------

     Mizuho Corporate Bank, Ltd.                  $4,000,000

     U.S. Bank, National Association              $2,000,000

HONG KONG DOLLARS
-----------------

     Lender                                       Individual Currency Commitment
     ------                                       ------------------------------

     The Bank of New York                         $0

EUROS (FRANCE)
--------------

     Lender                                       Individual Currency Commitment
     ------                                       ------------------------------

     JPMorgan Chase Bank                          $5,000,000

     ABN AMRO Bank N.V.                           $5,000,000

EUROS (ITALY)
-------------

     Lender                                       Individual Currency Commitment
     ------                                       ------------------------------

     JPMorgan Chase Bank                          $15,000,000

KOREAN WON
----------

     Lender                                       Individual Currency Commitment
     ------                                       ------------------------------

     The Bank of New York                         $12,000,000

MEXICAN PESOS
-------------

     Lender                                       Individual Currency Commitment
     ------                                       ------------------------------
     Fleet National Bank/Fleet Precious Metals
     Inc.                                         $5,000,000

NEW TAIWAN DOLLARS
------------------

     Lender                                       Individual Currency Commitment
     ------                                       ------------------------------

     The Bank of New York                         $3,000,000

SINGAPORE DOLLARS
-----------------

     Lender                                       Individual Currency Commitment
     ------                                       ------------------------------

     The Bank of New York                         $0

SWISS FRANCS
------------

     Lender                                       Individual Currency Commitment
     ------                                       ------------------------------

     JPMorgan Chase Bank                          $2,500,000

     U.S. Bank, National Association              $2,500,000